UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STWD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2023, Starwood Property Trust, Inc. (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders: (i) elected the nine persons listed below as directors of the Company, each to serve until the Company’s 2024 annual meeting of shareholders and until his or her successor is duly elected and qualified; (ii) approved, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s definitive proxy statement; (iii) approved, on an advisory basis, the frequency of holding the advisory vote on the Company’s executive compensation each year; and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2023. Set forth below are the voting results for each of the proposals voted upon by the Company’s shareholders at the Annual Meeting:

Proposal 1 – Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard D. Bronson	138,878,968	4,651,202	93,634,903
Jeffrey G. Dishner	140,928,321	2,601,849	93,634,903
Camille J. Douglas	139,840,725	3,689,445	93,634,903
Deborah L. Harmon	142,091,023	1,439,147	93,634,903
Solomon J. Kumin	141,000,594	2,529,576	93,634,903
Fred Perpall	142,027,745	1,502,425	93,634,903
Fred S. Ridley	133,279,884	10,250,286	93,634,903
Barry S. Sternlicht	137,249,581	6,280,589	93,634,903
Strauss Zelnick	139,005,607	4,524,563	93,634,903

Proposal 2 – Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
137,200,354	4,977,159	1,352,657	93,634,903

Proposal 3 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
139,947,600	1,240,621	1,488,812	853,137	93,634,903

Based on the voting results of Proposal 3 described above, and consistent with the Board of Directors’ recommendation, the Company will hold future advisory votes each year until the next required advisory vote on the frequency of the advisory vote on executive compensation, which will occur no later than the Company’s 2029 Annual Meeting of Stockholders.

Proposal 4 – Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Calendar Year Ending December 31, 2023

For	Against	Abstentions	Broker Non-Votes
234,991,066	1,401,488	772,519	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2023	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Barry Sternlicht
	Name:	Barry Sternlicht
	Title:	Chief Executive Officer